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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 4, 1999


                            BIG FLOWER HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                0-29474                   13-397-1556
(State or Other Jurisdiction   (Commission              (IRS Employer
    of Incorporation)           File Number)           Identification No.)

3 East 54th Street, New York, New York                         10022
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (212) 521-1600


         --------------------------------------------------------------
             (Former Name or Address, if changed Since Last Report)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to an Agreement, dated December 16, 1998 (the "Agreement"), the Registrant, through a wholly-owned subsidiary, acquired all of the issued and outstanding shares of capital stock of Colorgraphic Direct Response Limited from its stockholders. The Registrant paid an aggregate of (pound)27,700,000 (approximately $46,034,640) in cash in consideration for these shares, which purchase price was determined through arms-length negotiations. In addition the Registrant, through a wholly-owned subsidiary subsumbed (pound)9,680,770 in new shares of Colorgraphic Direct Response Limited in order to enable that company to fund redemption of its preference shares at (pound)9,680,770. On each of December 16, 1998 and January 5, 1999, the Registrant issued a press release, a copy of each of which is attached as an exhibit hereto and is incorporated herein by reference in their entirety, announcing the acquisition and its consummation.

         Colorgraphic, headquartered in Leicester, England, specializes in producing highly customized direct mail advertising programs for the publishing and consumer goods industries.

         The source of the cash consideration was general working capital, as well as proceeds from the Registrant's existing revolving credit facility.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) & (b)         It is impracticable to provide this information
                           at this time. The required information will be filed as soon as practicable, but not later than 60 days after the date of filing of this report on Form 8-K.

         (c)               The following exhibits are filed herewith:



         EXHIBIT
         NUMBER            DESCRIPTION
         -------           ---------------------------------------------------
         2.1               Agreement, dated December 16, 1998, among Big Flower
                           Limited, Colorgraphic Direct Response Limited and the holders of capital stock of Colorgraphic Direct
                           Response Limited.

         99.1              Registrant's press release, dated December 16, 1998.

         99.2              Registrant's press release, dated January 5, 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       BIG FLOWER  HOLDINGS, INC.



Date: January 19, 1999                 By:  /S/ IRENE B. FISHER
                                            -------------------
                                            Name:    Irene B. Fisher
                                            Title:   Vice President and
                                                     Associate General Counsel





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                                  EXHIBIT INDEX
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

                                                                                SEQUENTIALLY
EXHIBIT NO.       DESCRIPTION                                                   NUMBERED PAGE
-----------       ------------------------------------------------------------  -------------
2.1               Agreement, dated December 16, 1998, among                      5
                  Big Flower Limited, Colorgraphic Direct Response Limited and
                  the holders of capital stock of Colorgraphic Direct Response
                  Limited.

99.1              Registrant's press release, dated December 16, 1998.          78

99.2              Registrant's press release, dated January 5, 1999.            80


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